Common Shares	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]	Common Shares
As of December 31, 2021 the Company had:
•Approximately 39.7 million common shares outstanding, the $0.01 par value of which is recorded as common stock of $1.1 million.
•Paid-in capital of $2.1 billion which substantially represents the excess net proceeds from common stock issuances over the par value as well as the amount of cumulative restricted stock amortization.
•Treasury stock of $0.7 million representing the cost at which the Company repurchased approximately 35.9 thousand shares.
Reverse stock split
On April 7, 2020, the Company effected a one-for-ten reverse stock split. All share and per share information has been retroactively adjusted to reflect the reverse stock split. The par value was not adjusted as a result of the reverse stock split.

Equity Issuance

In June 2020, the Company issued approximately 4.7 million shares (which includes the exercise in full of the underwriters’ option to purchase additional shares) of its common stock, par value $0.01 per share, at $18.46 per share in an underwritten public offering. Scorpio Services Holding Limited, a related party to the Company, purchased 950,000 common shares in the offering at the public offering price. The Company received approximately $82.3 million of net proceeds from the issuance.

In November 2021, the Company issued approximately 19.4 million shares of its common stock, par value $0.01 per share, at $9.00 per share in an underwritten public offering. Scorpio Services Holding Limited, a related party to the Company, purchased approximately 3.7 million common shares in the offering at the public offering price. In addition, Robert Bugbee (the Company’s President) and a non-executive director have agreed to purchase 222,222 and 11,111 common shares, respectively, at the public offering price. The Company received approximately $165.9 million of net proceeds from the issuance.

Share Repurchase Program

In January 2019, the Company’s Board of Directors authorized a new share repurchase program (the “Program”) to purchase up to an aggregate of $50.0 million of its common shares. During 2020 and 2021, the Company repurchased approximately 1.2 million of the Company’s common shares under the Program for an aggregate purchase price of approximately $18.2 million (or at an average purchase price of $15.71 per repurchased share) funded from available cash resources. The specific timing and amounts of the repurchases were in the sole discretion of management and subject to variation based on market conditions and other factors. The Company is not obligated under the terms of the Program to repurchase any of its common shares. The authorization has no expiration date. As of December 31, 2021, $31.9 million remained available under the Program.

In February 2021, the Company retired approximately 2.0 million or $74.1 million of treasury stock.

Dividends
During 2021 and 2020, the Company’s Board of Directors declared and paid quarterly cash dividends totaling $0.12 per share and $0.35 per share, or $1.7 million and $3.2 million, respectively.

In May 2020, the Company sold 2.25 million common shares of Scorpio Tankers Inc. (NYSE: STNG) for aggregate net proceeds of approximately $42.7 million. Following the sales, the Company continues to own in aggregate approximately 2.16 million common shares of Scorpio Tankers Inc.